Expense Example, No Redemption (Vanguard Total Bond Market Index Fund Retail)	Vanguard Total Bond Market Index Fund Vanguard Total Bond Market Index Fund - Investor Shares 1/1/2014 - 12/31/2014 USD ($)	Vanguard Total Bond Market Index Fund Vanguard Total Bond Market Index Fund - Admiral Shares 1/1/2014 - 12/31/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	20	7
3 YEAR	64	23
5 YEAR	113	40
10 YEAR	255	90